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                                                                    EXHIBIT 99.4



                      SPECIMEN COPY OF SHARE CERTIFICATE
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                                     SEAL
           NUMBER                                                     SHARES
        000
                         INTEGRITY FUND OF FUNDS, INC.
                          Incorporated under the Laws
                                of North Dakota

Cusip No.

THIS IS TO CERTIFY THAT:                                       ACCOUNT  NO.:

                                                  SOC.  SEC.:

is the owner of ***************     **************************fully paid and
non-assessable shares of the par value of one-tenth of one mill ($.0001) of Integrity Fund of Funds, Inc. transferable on the books of the corporation by the holder hereof, in person or by attorney, upon surrender of this certificate property endorsed. This certificate and the shares represented hereby are subject to the Articles of Incorporation and Bylaws of the corporation as from time to time amended. This certificate is not valid until countersigned by the Transfer Agent. In Witness Whereof, the corporation has caused the facsimile signatures of its proper officer's to be affixed this day of

                         Countersigned

By                                                    ND Resources, Inc.
          President                                   Transfer Agent

By                    By
          Secretary                                   Authorized Signature


                                      SEAL
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          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

                    TEN IN COM - as tenants in common
                    TEN BY ENT - as tenants by the entireties
                    JTWROS - as joint tenants with right of survivorship and not as tenants in common
                    UNIF GIFTS/TRANSFERS TO M/A - Uniform Gifts/Transfers to Minors Act

             Additional abbreviations not shown in the above list may be used.


          FOR VALUE RECEIVED I/We hereby sell, assign, and transfer unto



                    PLEASE INSERT SOCIAL SECURITY OR OTHER

                        IDENTIFYING NUMBER OF ASSIGNEE


     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                    shares represented by the within certificate and hereby irrevocably constitute and appoint:
                    (For broker use only)

                    attorney to transfer said shares upon the books of said Fund with full power of substitution in the premises.
                          Dated

                    NOTE: The Signature(s) on this assignment must correspond exactly with the name(s) as indicated on the face of the certificate.


                    *SIGNATURE(S) GUARANTEED:              (Signature of Seller)

                            (Signature of Co-owner)


                    NOTE: Signature(s) must be guaranteed by a Commercial Bank, Trust Company, Savings and Loan Association. or member firm of a National Securities Exchange.